Exhibit 99.1

New Jersey Office 412 Mt. Kemble Ave. | Suite 110C Morristown, NJ 07960 P. 973.461.5200 | F. 973.605.2942

FOR IMMEDIATE RELEASE

Cover-All Signs Three New Customers
 Cover-All Policy and Business Intelligence Solutions are preferred by customers for speed to market business advantage

Morristown, New Jersey, May 12, 2015 – Cover-All Technologies Inc. (NYSE MKT: COVR), a leading provider of innovative and modern P/C insurance technology solutions, announced today that it has signed agreements with three new insurance carriers in May 2015. The new Cover-All customer contracts for license, maintenance and professional services include:

●	A mid-size regional insurance carrier for a cloud-based Cover-All Policy with Bureau Lines solution,

●	A tier-1 mid-west insurance carrier for Cover-All Business Intelligence, and

●	A division of a tier-1 insurance carrier for Cover-All Policy with Bureau Lines.

In addition, Majesco, a global provider of core systems and services to the insurance industry with whom Cover-All has signed a definitive agreement on December 14, 2014, to merge also recently announced signing contracts with four new customers. More information regarding Majesco’s new customers can be found at https://www.majesco.com/press-news/majesco-signs-four-new-customers/

“We are very pleased with these three new customer contracts and especially the long-term relationships they represent. We remain squarely focused on customer success and achieving speed to market for all sizes of insurance carriers by delivering our proven policy and business intelligence products,” said Manish Shah, president and CEO of Cover-All. “The merger with Majesco is expected to expand our addressable market opportunities and we are delighted with the response to our products from the marketplace. Cover-All and Majesco have started the year signing seven new customers in the aggregate, and we are looking forward to continuing this favorable momentum upon closing of the merger.”

www.cover-all.com

New Jersey Office 412 Mt. Kemble Ave. | Suite 110C Morristown, NJ 07960 P. 973.461.5200 | F. 973.605.2942

FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed merger of Cover-All with and into Majesco, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding Majesco’s and Cover-All’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed or implied in this communication. These statements are based on management’s current expectations and/or beliefs and assumptions that management considers reasonable, which assumptions may or may not prove correct.

Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are the following: (i) the expected timeframe for completing the merger described herein (the “Merger”) and the transactions contemplated thereby; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement described herein (the “Merger Agreement”); (iii) the risk that one or more of the conditions to closing of the Merger may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC, the approval of the Merger by Cover-All’s stockholders, the consummation of the reorganization of Majesco or regulatory approvals necessary for such reorganization or the listing of the combined company’s common stock on the NYSE MKT; (iv) the risk of disruptions to current plans and operations, increased operating costs and the potential difficulties in maintaining customer, supplier, employee, operational and strategic relationships as a result of the announcement and consummation of the Merger or otherwise; (v) adverse results in any legal proceedings that may be instituted against Cover-All, Majesco, their respective affiliates or others following announcement of the Merger Agreement and transactions contemplated thereby; (vi) the risk that unexpected costs will be incurred in connection with the Merger; (vii) the risk that the projected value creation and efficiencies from the Merger will not be realized, or will not be realized within the anticipated time period; (viii) Majesco’s ability to promptly, efficiently and effectively integrate Cover-All’s operations into those of the combined company; (ix) the lack of a public market for shares of Majesco’s common stock and the possibility that a market for such shares may not develop; (x) working capital needs; (xi) continued compliance with government regulations; (xii) labor practices; (xiii) the combined company’s ability to achieve increased market acceptance for its product and service offerings and penetrate new markets; and (xiv) the possibility that Cover-All or Majesco may be adversely affected by other economic, business and/or competitive factors, including rapidly changing customer preferences and trends.

Additional information concerning these and other factors can be found in Cover-All’s filings with the SEC, including Cover-All’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in the Registration Statement on Form S-4 filed by Majesco in connection with the proposed transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Majesco and Cover-All are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by applicable law.

www.cover-all.com

New Jersey Office 412 Mt. Kemble Ave. | Suite 110C Morristown, NJ 07960 P. 973.461.5200 | F. 973.605.2942

A registration statement on Form S-4 related to the proposed transaction has been filed with the SEC, but it has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Investors are urged to read the registration statement and other relevant documents filed with the SEC when they become available.

ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

In connection with the proposed transaction between Cover-All and Majesco, Cover-All and Majesco have filed and intend to continue to file relevant materials with the SEC, including a Registration Statement on Form S-4 that includes a preliminary proxy statement of Cover-All and also constitutes a preliminary prospectus of Majesco. A definitive proxy statement/prospectus will be mailed to Cover-All’s stockholders when the registration statement has become effective. Majesco and Cover-All will each also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COVER-ALL, MAJESCO AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when they become available) and other documents filed with the SEC (when they become available) by Majesco or Cover-All through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cover-All will be available free of charge on Cover-All’s website at http://www.cover-all.com/ or by contacting Ann Massey, Chief Financial Officer, Cover-All Technologies Inc., at 412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960 or by e-mail at amassey@cover-all.com. Copies of documents filed with the SEC by Majesco will also be available free of charge on Majesco’s website at http://www.Majesco.com/ or by contacting Attn.: Lori Stanley, General Counsel, Majesco, 5 Penn Plaza, 14th Floor, New York, NY 10001 or by e-mail at lori.stanley@majesco.com.

PARTICIPANTS IN SOLICITATION

This communication is not a solicitation of a proxy from any investor or security holder. However, Cover-All, Majesco, their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATIONS, INCLUDING COVER-ALL’S AND MAJESCO’S DIRECTORS AND EXECUTIVE OFFICERS, AND A MORE COMPLETE DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS IN THE PROPOSED TRANSACTION, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS FILED BY COVER-ALL AND MAJESCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. These documents can be obtained free of charge from the respective sources indicated above.

www.cover-all.com

New Jersey Office 412 Mt. Kemble Ave. | Suite 110C Morristown, NJ 07960 P. 973.461.5200 | F. 973.605.2942

NON-SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Majesco or Cover-All, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or as otherwise permitted under the Securities Act or the rules promulgated thereunder. This communication does not constitute the solicitation of any vote or approval.

ABOUT COVER-ALL TECHNOLOGIES INC.

Cover-All provides P/C insurance professionals a robust state-of-the-art, browser-based family of Policy, Business Intelligence, and Claims solutions designed to deliver products to market faster, enhance quality, ensure compliance, and reduce costs. With offices in Morristown, NJ and Honolulu, Cover-All continues its tradition of developing technology solutions designed to revolutionize the way P/C insurance business is conducted. In December 2014, Cover-All announced that it has signed a definitive agreement to merge with Majesco*. For more details on Majesco please visit www.majesco.com

* Press Release: Cover-All and Majesco Announce Definitive Merger Agreement to Create a World-Class Insurance Solutions Company

Additional information is available online at www.cover-all.com.

Corporate Contact Ann Massey Chief Financial Officer (973) 461-5190 amassey@cover-all.com	Investor & Media Contact SM Berger & Co Andrew Berger (216) 464-6400 andrew@smberger.com

www.cover-all.com